UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2007

TXP CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-27795	88-0443110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1299 Commerce Drive, Richardson, TX 75081
(Address of principal executive offices) (zip code)

(214) 575-9300
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Marcelle S. Balcombe, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 4, 2007, the Board of Directors of TXP Corporation (the “Registrant”) determined that the Registrant will be required to restate the consolidated financial statements contained in its Annual Report on Form 10-KSB for the year ended December 31, 2006 (collectively, the “Financial Statements”). The determination was made by the Board of Directors and Chief Financial Officer that the Company should take action to prevent future reliance on the previously issued Financial Statements following receipt by the Registrant of comments from the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) and following consultation with the Registrant's senior management, financial advisors and independent registered public accounting firm. The Staff questioned the presentation and classification of certain line items and amounts presented in the 2006 Consolidated Statement of Cash Flows. In addition, the Staff noted that certain required disclosures related to the nature and extent of certain on-going license fees and royalties were not disclosed in the notes to the financial statements.

Until such time as the Registrant files the restated Financial Statements with the SEC to address the presentation and classification of certain line items and amounts in the 2006 Consolidated Statement of Cash Flows and to provide certain required disclosures related to the nature and extent of certain on-going license fees and royalties that were not disclosed in the notes to the consolidated financial statements, the Financial Statements and all related earnings, press releases and communications relating to the affected periods, should not be relied upon.

The Registrant anticipates the net effect of the restatements to decrease cash flows from financing activities by $923,000 and to decrease the cash flows used in operating activities by $923,000 with no effect on total assets, total liabilities, stockholders' equity or net income as of and for the twelve months ending December 31, 2006.

The Registrant intends to file the restated Financial Statements during the second quarter of calendar 2007. However, the Registrant cautions investors that its discussions with the Staff are ongoing, and as a result, there can be no assurances when the restated Financial Statements will be completed and filed with the Commission, or whether the Staff may have further comments.

The Chief Financial Officer has discussed with members of the Company's Board of Directors and the Registrant's independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

 Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXP CORPORATION

Dated: May 9, 2007	By:	/s/ Michael Shores

Name: Michael Shores Title: Chief Executive Officer